UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 13, 2005, Public Company Management Corporation (the "Registrant") announced that it will distribute the first issue of its unique electronic newsletter, SME Capital Markets News. Published for small to medium enterprises, the newsletter will offer business owners a timely and comprehensive source of information about capital market products and services. The newsletter will contain information and advice from leading experts in the capital markets, and will serve as the cornerstone of Registrant's new subscription service, which will offer subscribers a number of benefits, including discounts on PUBC products, unlimited access to the new "PWP Reference Series," unlimited access to teleconference calls and recordings, and a monthly teleconference with the Registrant's President, Stephen Brock.

The press release announcing this event  is filed herewith as exhibit 99.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99	Press Release

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

May 17,  2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer